UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

May 1, 2012

Merchants Bancshares, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	0-11595	03-0287342
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

275 Kennedy Drive	05403
So. Burlington, Vermont	(Zip Code)
(Address Of Principal Executive Offices)

(802) 658-3400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote by Security Holders.

At the Annual Meeting of Shareholders of Merchants Bancshares, Inc. (the “Company”) held on May 1, 2012, the Company’s shareholders voted as follows:

Proposal 1. To elect four directors, each of whom will serve for a three-year term:

Nominee	Votes For	Votes Withheld	Broker Non-Vote
Peter A. Bouyea	4,597,905	137,983	901,544
Michael R. Tuttle	4,609,321	126,567	901,544
Scott F. Boardman	4,124,732	611,156	901,544
Raymond C. Pecor III	4,452,140	283,748	901,544

Proposal 2. To consider a non-binding resolution to approve the compensation of the Company’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,595,781	85,670	53,936	902,045

Proposal 3. To ratify KPMG LLP as the Company’s independent registered public accounting firm for 2012:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,576,031	27,741	33,660	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCSHARES, INC.

Date: May 2, 2012	/s/ Janet P. Spitler
Janet P. Spitler
Chief Financial Officer & Treasurer
Principal Accounting Officer